Exhibit 10.9

Execution Version

AMENDMENT NO. 1 AND JOINDER TO EXCHANGE AGREEMENT

THIS AMENDMENT NO. 1 AND JOINDER TO EXCHANGE AGREEMENT (this “Amendment No. 1”) is dated as of May 20, 2021 and is entered into by and among MULLEN TECHNOLOGIES, INC., a California corporation (the “Company”) and the investors signatory hereto (collectively, the “Holder”). Capitalized terms not defined herein shall have the same meaning as defined in that Exchange Agreement dated as of May 7, 2021 by and among the Company and certain investors signatory hereto (the “Agreement”).

RECITALS

WHEREAS, the Company and the investors signatory hereto wish to amend the Agreement to, among other things, clarify and correct certain errors and add investors as parties to the Agreement;

Now, therefore, for good and valuable consideration, the adequacy and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:

AGREEMENT

1.    Section 1(c) of the Agreement is amended and restated to read in full as follows:

“(c)         Exchange Price. The number of Exchange Shares issuable upon Closing shall be determined by dividing (x) the Debt Amount (as defined below) as of the Closing Date, by (y) the Exchange Price, subject to adjustment as described in Section 1(d) below.

2.    Section 2(a) of the Agreement is amended and restated to read in full as follows:

“(a)         Default. The Company hereby acknowledges and agrees that it is in default under the terms of the Notes, such default is continuing and that it has no defense to such default. The Company is unconditionally obligated to pay (i) the outstanding principal balance of each of the Notes, (ii) the outstanding amount of accrued but unpaid interest on each of the Notes, and (iii) the outstanding amount of any other fees, penalties, expenses or adjustments payable in respect of each of the Notes (collectively, the “Debt Amount”) without defense, counterclaim or offset. The Company further acknowledges and agrees that Schedule I attached hereto accurately lists the outstanding principal balance of each of the Notes as of the date hereof.”

3.    Section 8(xi) of the Agreement shall be renumbered to Section 8(xii) and a new Section 8(xi) shall be added as follows:

(xi)         All conditions for closing the Merger, as provided in the Merger Agreement, shall have been met.

4.    Schedule I shall be deleted in its entirety and replaced with Schedule I attached hereto.

5.    Schedule II shall be deleted in its entirety and replaced with Schedule II attached hereto.

6.    By executing and delivering this Amendment No. 1, the undersigned hereby acknowledges and agrees as follows: (i) the undersigned has received and reviewed a complete copy of the Agreement, dated as of May 7, 2021; (ii) all of the undersigned (other than the Company) shall be deemed as being, collectively, “Holder” (as defined in the Agreement) for all purposes thereof and entitled to all of the rights and subject to all of the obligations incidental thereto; and (iii) all of the undersigned shall be a party to the Agreement and shall be fully bound by all of the covenants, terms and conditions of the Agreement as though an original party thereto.

7.    Miscellaneous.

7.1    Entire Agreement. The Agreement, except as expressly amended by this Amendment No. 1, constitutes the entire agreement among the Parties and supersedes and terminates any prior agreements, representations, warranties, or communications, whether oral or written, between and among the Parties relating to the subject matter herein.

7.2    Governing Law. New York law, without regard to conflict or choice of law principles, shall govern the construction, application and enforcement of this Amendment No. 1.

7.3    Amendment, Modification and Waiver. This Amendment No. 1 may not be amended, modified or supplemented except pursuant to an instrument in writing signed by each Party.

7.4    Binding Effect. All the terms and provisions of this Amendment No. 1 shall be binding upon and inure to the benefit of the Parties and their respective successors and assigns. Anything contained herein to the contrary notwithstanding, this Amendment No. 1 shall not be assignable by a Party without the advance written consent of the other Parties.

7.5    Further Acts. Time is of the essence. Each Party shall execute and deliver all such further instruments, documents and papers, and shall perform any and all acts, as reasonably requested by any other Party in order to consummate and give effect to the transactions contemplated by this Amendment No. 1.

7.6    Counterparts. This Amendment No. 1 may be executed electronically and in one or more counterparts, and by the Parties in separate counterparts, each of which when executed shall be deemed to be an original but all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment No. 1 by facsimile or electronic mail shall be effective as delivery of a manually executed counterpart to this Amendment No. 1.

(signature pages follow)

2

IN WITNESS WHEREOF, all Parties have executed this Amendment No. 1 and Joinder to Exchange Agreement, and upon full execution and delivery by all signatories, this Agreement shall be deemed effective as of the date first written above.

MULLEN: Mullen Technologies, Inc.

By:	/s/ David Michery
Name: David Michery Its: CEO

(Signature Page to Amendment No. 1 and Joinder to Exchange Agreement)

IN WITNESS WHEREOF, all Parties have executed this Amendment No. 1 and Joinder to Exchange Agreement, and upon full execution and delivery by all signatories, this Agreement shall be deemed effective as of the date first written above.

HOLDER: TDR Capital Pty Limited

By:	/s/ Timothy Davis-Rice
Name: Timothy Davis-Rice Title: Director

Notice Contact Information TDR Capital Pty Limited 4 Murchison Street Mittagong NSW 2575 Contact: Timothy Davis-Rice tim@davisriceconstructions.com.au

(Signature Page to Amendment No. 1 and Joinder to Exchange Agreement)

IN WITNESS WHEREOF, all Parties have executed this Amendment No. 1 and Joinder to Exchange Agreement, and upon full execution and delivery by all signatories, this Agreement shall be deemed effective as of the date first written above.

HOLDER: Digital Power Lending, LLC

By:	/s/ David Katzoff
Name: David Katzoff Title: Manager

Notice Contact Information Digital Power Lending, LLC David Katzoff Email: david@aultglobal.com With a copy to: Ault Global Holdings, Inc. Henry Nisser Email: henry@aultglobal.com

(Signature Page to Amendment No. 1 and Joinder to Exchange Agreement)

IN WITNESS WHEREOF, all Parties have executed this Amendment No. 1 and Joinder to Exchange Agreement, and upon full execution and delivery by all signatories, this Agreement shall be deemed effective as of the date first written above.

HOLDER: ESOUSA HOLDINGS LLC

By:	/s/ Michael Wachs
Name: Michael Wachs Title: Managing Member

(Signature Page to Amendment No. 1 and Joinder to Exchange Agreement)

IN WITNESS WHEREOF, all Parties have executed this Amendment No. 1 and Joinder to Exchange Agreement, and upon full execution and delivery by all signatories, this Agreement shall be deemed effective as of the date first written above.

HOLDER:

/s/ Jim Fallon
Jim Fallon

(Signature Page to Amendment No. 1 and Joinder to Exchange Agreement)

IN WITNESS WHEREOF, all Parties have executed this Amendment No. 1 and Joinder to Exchange Agreement, and upon full execution and delivery by all signatories, this Agreement shall be deemed effective as of the date first written above.

HOLDER:

/s/ Jess Mogul
Jess Mogul

(Signature Page to Amendment No. 1 and Joinder to Exchange Agreement)

IN WITNESS WHEREOF, all Parties have executed this Amendment No. 1 and Joinder to Exchange Agreement, and upon full execution and delivery by all signatories, this Agreement shall be deemed effective as of the date first written above.

HOLDER: Mank Capital, LLC

By:	/s/ Jess Mogul
Name: Jess Mogul Title: Manager

(Signature Page to Amendment No. 1 and Joinder to Exchange Agreement)

IN WITNESS WHEREOF, all Parties have executed this Amendment No. 1 and Joinder to Exchange Agreement, and upon full execution and delivery by all signatories, this Agreement shall be deemed effective as of the date first written above.

HOLDER: Acuitas Group Holdings, LLC

By:	/s/ Terren Peizer
Name: Terren Peizer Title: Managing Member

(Signature Page to Amendment No. 1 and Joinder to Exchange Agreement)

IN WITNESS WHEREOF, all Parties have executed this Amendment No. 1 and Joinder to Exchange Agreement, and upon full execution and delivery by all signatories, this Agreement shall be deemed effective as of the date first written above.

HOLDER:

/s/ Helen Louise Burgess
Helen Louise Burgess

(Signature Page to Amendment No. 1 and Joinder to Exchange Agreement)

IN WITNESS WHEREOF, all Parties have executed this Amendment No. 1 and Joinder to Exchange Agreement, and upon full execution and delivery by all signatories, this Agreement shall be deemed effective as of the date first written above.

HOLDER:

/s/ Jon Sigurdsson
Jon Sigurdsson

(Signature Page to Amendment No. 1 and Joinder to Exchange Agreement)

IN WITNESS WHEREOF, all Parties have executed this Amendment No. 1 and Joinder to Exchange Agreement, and upon full execution and delivery by all signatories, this Agreement shall be deemed effective as of the date first written above.

HOLDER:

/s/ Joel M. Vanderhoof
Joel M. Vanderhoof

(Signature Page to Amendment No. 1 and Joinder to Exchange Agreement)

IN WITNESS WHEREOF, all Parties have executed this Amendment No. 1 and Joinder to Exchange Agreement, and upon full execution and delivery by all signatories, this Agreement shall be deemed effective as of the date first written above.

HOLDER: Vision Outdoor Living, Inc.

By:	/s/ J.R. Burgess
Name: J.R. Burgess Title: President

(Signature Page to Amendment No. 1 and Joinder to Exchange Agreement)

SCHEDULE I

Amounts Owed Pursuant to Notes

Note	Holder	Principal Amount of Notes
Convertible Note (May 16, 2021)	TDR Capital Pty Limited	$4,400,000

Convertible Note (May 20, 2021)	Digital Power Lending, LLC	$2,200,000

Convertible Note (August 26, 2020)	Esousa Holdings LLC	$1,000,000

Convertible Note (August 26, 2020)	Jim Fallon	$100,000

Convertible Note (September 25, 2020)	Jim Fallon	$165,000

Convertible Note (October 12, 2020)	Jim Fallon	$33,000

Convertible Note (November 9, 2020)	Jim Fallon	$33,000

Convertible Note (December 7, 2020)	Jim Fallon	$33,000

Convertible Note (January 7, 2021)	Jim Fallon	$33,000

Convertible Note (March 10, 2021)	Jim Fallon	$33,000

Convertible Note (August 26, 2020)	Jess Mogul	$200,000

Note	Holder	Principal Amount of Notes

Convertible Note (September 25, 2020)	Jess Mogul	$110,000

Convertible Note (October 12, 2020)	Jess Mogul	$27,500

Convertible Note (November 9, 2020)	Jess Mogul	$27,500

Convertible Note (December 7, 2020)	Jess Mogul	$27,500

Convertible Note (December 15, 2020)	Jess Mogul	$165,000

Convertible Note (January 7, 2020)	Jess Mogul	$27,500

Convertible Note (March 10, 2021)	Jess Mogul	$27,500

Convertible Note (August 26, 2020)	Mank Capital, LLC	$200,000

Convertible Note (September 25, 2020)	Mank Capital, LLC	$110,000

Convertible Note (December 15, 2020)	Mank Capital, LLC	$165,000

Convertible Note (October 12, 2020)	Acuitas Group Holdings, LLC	$660,000

Convertible Note (November 9, 2020)	Acuitas Group Holdings, LLC	$660,000

Convertible Note (December 7, 2020)	Acuitas Group Holdings, LLC	$660,000

Convertible Note (January 7, 2021)	Acuitas Group Holdings, LLC	$660,000

Convertible Note (March 10, 2021)	Acuitas Group Holdings, LLC,	$660,000

Convertible Note (January 7, 2021)	Helen Louise Burgess	$192,500

Convertible Note (January 7, 2021)	Jon Sigurdsson	$110,000

Convertible Note (January 7, 2021)	Joel M. Vanderhoof	$192,500

Convertible Note (March 10, 2021)	Vision Outdoor Living, Inc.	$82,500

SCHEDULE II

Additional Warrants

Holder	Original Warrants	Additional Warrants
TDR Capital Pty Limited	17,446,000	0
Digital Power Lending, LLC	8,723,000	0
Esousa Holdings LLC	2,908,244	1,057,544
Jim Fallon	1,276,975	427,975
Jess Mogul	2,293,635	134,927
Mank Capital, LLC	1,637,166	246,209
Acuitas Group Holdings, LLC	13,087,100	0
Helen Louise Burgess	763,414	0
Jon Sigurdsson	436,237	0
Joel M. Vanderhoof	763,414	0
Vision Outdoor Living, Inc.	327,178	0